UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2008

                             Dynacq Healthcare, Inc.
             (Exact name of registrant as specified in its charter)


              Nevada                 000-21574              76-0375477
 (State or other jurisdiction of    (Commission          (I.R.S. Employer
  incorporation or organization)    File Number)        Identification No.)

                       10304 Interstate 10 East, Suite 369
                              Houston, Texas 77029
              (Address of principal executive offices and zip code)


                                 (713) 378-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Alan Beauchamp, Executive Vice President and Chief Operating Officer of Dynacq Healthcare, Inc., submitted his resignation from that position on Friday, July 18, 2008, and will stay with the Company until August 15, 2008.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Dynacq Healthcare, Inc.


                                       By: /s/ Philip S. Chan
                                           ------------------
                                       Philip S. Chan
                                       Chief Financial Officer


Date: July 24, 2008